TRANSAMERICA SERIES TRUST

Transamerica JPMorgan Tactical Allocation VP

Supplement to the Currently Effective Prospectus and Summary Prospectus

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The following replaces the corresponding information in the Prospectus and Summary Prospectus following the "Average Annual Total Returns" table under the heading "Performance" for Transamerica JPMorgan Tactical Allocation VP:

Average Annual Total Returns (periods ended December 31, 2019)

	1 Year	5 Years	10 Years	Inception
				Date
Initial Class	12.18%	4.32%	4.47%	03/1/1994
Service Class	11.91%	4.06%	4.22%	05/01/2003
Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
Russell 3000® Index1
(reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.42%
Transamerica JPMorgan Tactical Allocation VP
Blended Benchmark2	13.55%	4.81%	5.83%
(reflects no deduction for fees, expenses or taxes)

1"Russell®" and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

2As of September 30, 2017, the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark consists of the Bloomberg Barclays US Aggregate Bond Index (75%); and the MSCI World Index (25%). Prior to September 30, 2017, the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark consisted of the Bloomberg Barclays US Aggregate Bond Index (75%), the Russell 3000® Index (20%), and the MSCI EAFE Index (5%).

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Investors Should Retain this Supplement for Future Reference

May 5, 2020